Exhibit 24

Power of Attorney

Know all by these presents, that each person whose signature appears below hereby constitutes and appoints George Aristides or Mark W. Sheahan, that person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for that person and in that person's name, place and stead, in any and all capacities, to sign the Report on Form 10-K for the year ended December 26, 1997, of Graco Inc. (and any and all amendments thereto) and to file the same with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as that person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney has been signed by the following persons on the date indicated.

                                                Date
                                                -----------------

         /s/G. Aristides                        February 20, 1998
         -------------------------              -----------------
         G. Aristides

         /s/R. O. Baukol                        February 20, 1998
         -------------------------              -----------------
         R. O. Baukol

         /s/D. A. Koch                          February 20, 1998
         -------------------------              -----------------
         D. A. Koch

         /s/R. D. McFarland                     February 20, 1998
         -------------------------              -----------------
         R. D. McFarland

         /s/L. R. Mitau                         February 20, 1998
         -------------------------              -----------------
         L. R. Mitau

         /s/M. A.M. Morfitt                     February 20, 1998
         -------------------------              -----------------
         M. A.M. Morfitt

         /s/D. R. Olseth                        February 20, 1998
         -------------------------              -----------------
         D. R. Olseth

         /s/C. M. Osborne                       February 20, 1998
         -------------------------              -----------------
         C. M. Osborne

         /s/J. L. Scott                         February 20, 1998
         -------------------------              -----------------
         J. L. Scott

         /s/W. G. Van Dyke                      February 20, 1998
         -------------------------              -----------------
         W. G. Van Dyke


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